Filed Pursuant to Rule 497(k)

Registration No.: 002-86188

Anchor Series Trust

Asset Allocation Portfolio (the “Portfolio”)

Supplement dated May 12, 2017 to the Summary Prospectus

dated May 1, 2017, as supplemented and amended to date

Edge Asset Management, Inc. (“EAM”) currently serves as the subadviser to the Portfolio pursuant to a subadvisory agreement (the “Subadvisory Agreement”) between SunAmerica Asset Management, LLC (“SunAmerica”) and EAM. On May 1, 2017, EAM merged into and with Principal Global Investors, LLC (“PGI”), an affiliate of EAM (the “Merger”). With the completion of the Merger, EAM personnel became exclusively personnel of PGI. The Merger is not expected to result in any change to the portfolio managers of the Portfolio, its investment strategies, the nature and level of services provided to the Portfolio, or its fees and expenses. The Merger does not constitute an “assignment” for purposes of the Investment Company Act of 1940, as amended, and the Subadvisory Agreement will continue in force with PGI.

The following changes are effective immediately:

In the section entitled “Portfolio Summary: Asset Allocation Portfolio – Investment Adviser,” all reference to “Edge Asset Management, Inc.” is deleted and replaced with a reference to “Principal Global Investors, LLC”.

Capitalized terms used but not defined herein shall have the meanings assigned to them by the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.